UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 7, 2020

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)	Annual Shareholders' Meeting.

The annual shareholders' meeting of Boise Cascade Company (the “Company”) was held via webcast on May 7, 2020. The matters submitted to a vote of the Company’s shareholders at the Company’s annual meeting are set forth in clause (b) below and are described in detail in the Company’s definitive 2020 Notice of Annual Shareholders’ Meeting and Proxy Statement (the “Proxy Statement”).

(b)	Voting Results.

Proposal No. 1 - Election of Directors

Shareholders elected three Class I directors: Thomas Carlile, Kristopher Matula, and Duane McDougall, each to serve a three-year term expiring at the Company’s annual meeting in 2023. The final voting results with respect to each director-nominee are set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas Carlile	35,242,609	298,833	35,831	1,082,301
Kristopher Matula	34,400,627	1,141,945	34,701	1,082,301
Duane McDougall	35,110,387	433,312	33,574	1,082,301

Proposal No. 2 - Advisory Vote on Frequency of Advisory Vote Regarding Executive Compensation

The nonbinding advisory proposal regarding the frequency with which shareholders will vote to approve, on a nonbinding advisory basis, the overall executive compensation policies and procedures employed by the Company as described in the Proxy Statement, was approved as an annual voting item. The final voting results are set forth below:

1 Year	2 Years	3 Years	Abstain
32,321,854	12,227	3,190,778	52,414

Proposal No. 3 - Advisory Vote to Approve Executive Compensation

The nonbinding advisory proposal to approve the compensation of our named executive officers as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
34,620,989	919,136	37,148	1,082,301

Proposal No. 4 - Adoption of Amendments to Declassify Board

The proposal to adopt amendments to the Company’s Certificate of Incorporation to declassify the Board of Directors as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
35,501,564	62,345	13,364	1,082,301

Proposal No. 5 - Adoption of Amendments to Remove Inapplicable Governance Provisions

The proposal to adopt amendments to the Company’s Certificate of Incorporation to remove inapplicable governance provisions as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
36,570,339	46,383	42,852	—

Proposal No. 6 - Ratification of Independent Accountant for 2020

The proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for year ending December 31, 2020, as described in the Proxy Statement was approved. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
36,265,696	360,968	32,910	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Vice President, General Counsel and Secretary
Date: May 8, 2020